UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware State or other Jurisdiction of incorporation )	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On November 14, 2022, HF Foods Group Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the three months ended September 30, 2022 (the “Q3 2022 Form 10-Q”), and because the Company has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”), its Quarterly Report on Form 10-Q for the three months ended March 31, 2022 (the “Q1 2022 Form 10-Q”), and its Quarterly Report on Form 10-Q for the three months ended June 30, 2022 (the “Q2 2022 Form 10-Q”, and, together with the Form 10-K, the Q1 2022 Form 10-Q and the Q2 2022 Form 10-Q, the “Delinquent Reports”), the Company is not in compliance with the timely filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1). The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.
As previously disclosed, on September 27, 2022, the Company received a Staff Delisting Determination (the “Staff Determination”) from the Listing Qualifications Department of Nasdaq relating to the Company’s Delinquent Reports. Pursuant to Nasdaq rules, the Company appealed the Staff Determination to Nasdaq, and was granted a hearing date (the “Hearing”) before the Nasdaq Hearings Panel (the “Panel”) on November 3, 2022. Based on the evidence the Company presented prior to the hearing via written updates to the Panel and at the Hearing, the Panel granted the Company an extended stay of delisting proceedings, to last until January 31, 2023. The Company must provide an update to the Panel on the progress of its independent auditors’ review and procedures by December 30, 2022. The Company can regain compliance with Nasdaq’s continued listing requirements at any time before January 31, 2023, by filing the Delinquent Reports with the Securities and Exchange Commission ("SEC"), as well as any subsequent periodic financial reports that may become due, and continuing to comply with Nasdaq’s other continued listing requirements. The Company intends to file with the SEC the Delinquent Reports and regain compliance with Nasdaq’s continued listing requirements as soon as practicable.
The Company filed a Notification of Late Filing on Form 12b-25 on November 10, 2022, indicating that the filing of the Q3 2022 Form 10-Q would be delayed due to additional review and procedures of complex technical and accounting issues. The issues relate to the previously disclosed independent investigation by the Special Investigation Committee of the Company’s Board of Directors and the previously disclosed concurrent, non-public SEC investigation.

Item 8.01 Other Events
On November 17, 2022, the Company issued a press release disclosing the Company’s receipt of the Nasdaq notification letter. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press release issued by HF Foods Group Inc. on November 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements. The words “believe,” “could,” “possibly,” “probably,” “anticipate,” “estimate,” “project,” “expect,” “may,” “will,” “should,” “seek,” “intend,” “plan,” “expect,” or “consider” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from such statements, including, but not limited to the risk that the Company may not be able to file the Form 10-K, the Q1 2022 Form 10-Q, the Q2 2022 Form 10-Q and the Q3 2022 Form 10-Q within the currently expected timeframe, risks that the Company may not regain compliance with Nasdaq continued listing requirements within the applicable grace period, and other factors disclosed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and other filings with the SEC. These forward-looking statements should be considered in light of these risks and uncertainties. The Company bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: November 17, 2022	/s/ Xiao Mou Peter Zhang
Xiao Mou Peter Zhang
Chief Executive Officer